UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 19, 1996


                      Pacific Animated Imaging Corporation
             (Exact name of registrant as specified in its charter)

  Delaware                       1-12536                      11-2964894
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


326 First Street, Suite 100, Annapolis, Maryland                   21403
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code        (410) 263-7761
                                                   -----------------------------

Item 2.  Acquisition or Disposition of Assets.

         U.S. Technologies, Inc. Acquisition Corporation, a Florida business corporation and wholly owned subsidiary of the Registrant ("Merger Sub") merged with and into U.S. Technologies, Inc. ("UST"), a Florida business corporation, with UST being the surviving corporation and continuing its existence under the laws of the State of Florida (the "Merger"). Articles of Merger were filed with the Department of State of the State of Florida on July 19, 1996, being the Effective Date of the Merger. The terms of the Merger are set forth in an Agreement and Plan of Merger dated July 15, 1996 by and among the registrant, the Merger Sub, UST, and Peter S. Steele, the sole shareholder of UST prior to the Merger. As a result of the Merger, the Registrant is now the one hundred (100%) percent owner of UST.

                  No consideration was paid by the Registrant for the Merger as of the Effective Date. However, under the terms of the Merger, the former one hundred (100%) percent owner of UST, Peter S. Steele, has the ability to earn four hundred thousand ($400,000.00) dollars worth of stock in the Registrant provided certain financial standards are met in a thirty-seven (37) month period pursuant to a Performance Standard Agreement effective as of the Effective Date of the Merger. The number of shares which constitute the potential earn-out were determined as of July 15, 1996.

                  The directors of UST are Peter S. Steele and John J. Cadigan. With respect to the officers of UST, Peter S. Steele is President, Suzanne C. Brown, C.P.A. is the Chief Financial Officer and John J. Cadigan is the Treasurer and Secretary.

Item 7.

         (a)  Financial Statements of Business Acquired

         The required financial statements of the acquired business were not available at the time of this filing and will be provided on or about September 30, 1996.

         (b)  Proforma Financial Information

         The required proforma information was not available at the time of this filing and will provided on or about September 30, 1996.


         (c)  Exhibits

                               TABLE OF EXHIBITS


         EXHIBIT                            ITEM


            A                               Plan of Merger

            B                               Articles of Merger

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PACIFIC ANIMATED IMAGING
                                   CORPORATION




Date:    8/2/96                    By: /s/ John J. Cadigan
                                       ---------------------
                                       John J. Cadigan, CEO

                                                                   EXHIBIT "A"

                                 PLAN OF MERGER

                  PLAN OF MERGER (the "Plan of Merger") dated this 15th day of July, 1996, between U.S. Technologies, Inc. Acquisition Corporation, a corporation organized and existing under the laws of the State of Florida ("USTAC") and U.S. Technologies, Inc., a corporation organized and existing under the laws of the State of Florida ("UST"), all such corporations being sometimes referred to herein collectively as the "Constituent Corporations". USTAC also sometimes referred to as the "Merged Corporation" and UST is also referred to as the "Surviving Corporation".

1.       Merger and Surviving Corporation

         (a) Pursuant to the provisions of Chapter 607, Sections 607.1102 through 607.1107 of the Florida Business Corporation Act and
                  Section 368(a)(1)(A) of the Internal Revenue Code ("IRC"), USTAC shall merge with and into UST in a merger qualifying as a type A Reorganization within the meaning of IRC Section 368(a)(1)(A). UST shall be the surviving corporation after the merger and shall continue to exist as a corporation created and governed by the laws of the State of Florida.

         (b) The name of the surviving Corporation shall be "U.S. Technologies, Inc."

         (c) The separate existence of USTAC shall cease as of the Effective Date of the merger as hereinafter defined.

         (d) The Articles of Incorporation of UST, as in effect on the Effective Date of the merger shall continue in full force as the Articles of Incorporation of the Surviving Corporation, until further amended, altered or repealed as provided in the Articles or

                                                                   EXHIBIT "A"

                  Bylaws or as provided by law.

2.       Effective Date of Merger

                  The merger shall be effective as of the date on which the Articles of Merger embodying this Plan of Merger are filed with the Secretary of State of Florida (the "Effective Date").

3.       Method of Implementation

         (a) USTAC by its Articles of Incorporation has authorized capital stock consisting of 7,500 shares of common stock, par value $1.00 per share, of which 7,500 shares of common stock are issued and outstanding and will be issued and outstanding on and as of the Effective Date of the merger.

         (b) UST by its Articles of Incorporation has authorized capital stock consisting of 7,500 shares of common stock, par value $1.00 per share, of which 7,500 shares of common stock are issued and outstanding and will be issued and outstanding on and as of the Effective Date of the merger.

         (c) Each share of common stock of the Merged Corporation which shall be outstanding on the Effective Date of this merger, and all rights in respect thereof shall without any further action on the part of anyone, be deemed for all purposes to evidence ownership of and to represent an equal number of shares of common stock of the Surviving Corporation. The registered owner of such outstanding stock certificate on the books and records of the Surviving Corporation or its transfer agents shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the common stock of the Surviving Corporation as above provided.

                                                                   EXHIBIT "A"

         (d) Each option or right to purchase a share of common stock of the Merged Corporation which shall be outstanding on the Effective Date of this merger, and all rights in respect thereof shall, without any further action on the part of anyone, be deemed for all purposes to evidence ownership of and to represent an option or right to purchase one (1) share of the common stock of the Surviving Corporation on and as of the Effective Date of the merger.

         (e) On the Effective Date of the merger, all of the shares of the outstanding capital stock of the Surviving Corporation shall, without further action, be converted into the right to receive 31,068 shares of the common stock of Pacific Animated Imaging Corporation, the parent corporation of USTAC.

4.       Directors and officers

         (a) The directors of the Surviving Corporation shall be elected in accordance with the terms of the Agreement of Merger and shall serve as the directors of the Surviving Corporation until the next annual meeting of stockholders or until their successors have been elected and qualified.

         (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date of the merger, the vacancy may be filled as provided in the bylaws of the Surviving Corporation.

         (c) Officers of the Surviving Corporation shall be elected in accordance with the terms of the Agreement of Merger and shall serve in such capacity until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint additional officers as it deems necessary.

                                                                   EXHIBIT "A"

5.       Terms and Conditions

         (a) The by-laws of the Merged Corporation as they shall exist on the effective date of this merger shall be the by-laws of the Surviving Corporation until the same shall be altered, amended and repealed as therein provided or in accordance with law.

         (b) At and after the Effective Date of the merger, the Surviving Corporation shall succeed to and possess, without further act or deed, all the rights, privileges, obligations, powers and franchises, both public and private, and all of the property, real, personal and mixed, of the Merged Corporation; all debts due to the Merged Corporation, on whatever account, shall be vested in the Surviving Corporation; all claims, demands, property, rights, privileges, powers and franchises and every other interest of the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Merged Corporation; the title to any real estate vested by deed or otherwise in the Merged Corporation shall not revert or be in any way impaired by reason of the merger, but shall vested in the Surviving corporation; all rights of creditors and all liens upon any property of either of the Merged Corporation shall be preserved unimpaired; all debts, liabilities and duties of the Merged Corporation shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; and the Surviving Corporation shall indemnify and hold harmless the officers and directors of the Merged Corporation against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

         (c) As and when requested by the Surviving Corporation or by its successors or assigns, the Merged Corporation will execute and deliver or cause to be executed and delivered

                                                                   EXHIBIT "A"

                  all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporation acquired by the Surviving Corporation by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of the Merged Corporation and the officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

         (d) This Plan of Merger constitutes a plan of reorganization as well as a plan of merger, to be carried out in the manner, on the terms and subject to the conditions herein set forth.

         (e) All corporate acts, plans, policies, approvals and authorizations of USTAC, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effective date of the merger, shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be effective and binding thereon as they were on USTAC. The employees of USTAC shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits they enjoyed as employees of USTAC, with full credit for the time of their service as employees of USTAC.

         (f) From the effective date of the merger, the officers and directors of the Surviving Corporation are hereby authorized in the name of the Merged Corporation to execute, acknowledge and deliver all instruments and do all things as may be necessary or desirable to vest in the Surviving Corporation any property or rights of the Merged

                                                                   EXHIBIT "A"

                  Corporation or to carry out the purposes of this Agreement of Merger.

6.       Amendment

                  The Constituent Corporations may, by agreement in writing authorized by their respective Boards of Directors or by officers authorized to act in accordance with this Plan of Merger by such Boards, amend this Plan of Merger at any time before the Effective Date of Merger, notwithstanding approval of the terms hereof by the shareholders of the Constituent Corporations.

7.       Termination

                  This  agreement  may be  terminated  and the  merger  may be
         abandoned  at any time prior to the Effective  Date   notwithstanding
         the  approval  of  the  shareholders  of  either  of  the  Constituent
         Corporations:

         (a) By mutual consent of the Board of Directors of the Constituent Corporations.

         (b) At the election of the Board of Directors of either Constituent Corporation if:

                  i Any legislation shall be enacted that, in the opinion of either Board of Directors, renders the merger inadvisable or undesirable.

                  ii Between the date of this agreement and the Effective Date,, there shall have been, in the opinion of either Board of Directors, any materially adverse change in the business or condition, financial or otherwise, of either Constituent Corporation.

                  iii Any material litigation or proceeding shall be instituted or threatened against either of the Constituent Corporations or any of its assets, that, in the opinion of either Board of Directors, renders merger inadvisable or undesirable.

                                                                   EXHIBIT "A"

8.       Counterparts

                  For the convenience of the Constituent Corporations and to facilitate filing, this Plan of Merger may be executed in any number of counterparts and each such executed counterpart shall be deemed to be an original instrument.

9.       Controlling Law

                  The validity, interpretation and performance of this agreement shall be governed by, construed and enforced in accordance with the laws of the State of Florida.

                                                                   EXHIBIT "A"

         IN WITNESS WHEREOF, USTAC and UST pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Plan of Merger to be signed in their respective names by their respective presidents and their corporate seals to be hereunto affixed and attested by their respective secretaries, all as of the date and year first above written.

                                      U.S. TECHNOLOGIES, INC.
                                      ACQUISITION CORPORATION


                                      By:    /s/ John J. Cadigan
                                         --------------------------------
                                           John J. Cadigan, President

                                      U.S. TECHNOLOGIES, INC.

                                      By:    /s/ Peter S. Steele
                                         --------------------------------
                                           Peter S. Steele, President

                                                                   EXHIBIT "B"


                               ARTICLES OF MERGER
                                       OF
                             U.S. TECHNOLOGIES, INC.
                                       AND
                 U.S. TECHNOLOGIES, INC. ACQUISITION CORPORATION

                   (Pursuant to Chapter 607, Section 607.1105
                    of the Florida Business Corporation Act)

         U.S. Technologies, Inc., a corporation organized and existing under and by virtue of the Florida Business Corporation Act and U.S. Technologies, Inc. Acquisition Corporation, a corporation organized and existing under and by virtue of the Florida Business Corporation Act, do hereby certify:

         FIRST:   That the name of the  constituent  corporations  of the merger are U.S. Technologies, Inc., a corporation organized and existing under the laws of the State of Florida and U.S. Technologies, Inc. Acquisition Corporation, a corporation organized and existing under the laws of the State of Florida.

         SECOND: That on July 15, 1996, an Agreement and Plan of Merger (the "Merger Agreement") was approved, adopted, certified, executed and acknowledged by U.S. Technologies, Inc. and adopted by vote of two-thirds of the holders of shares entitled to vote thereon in accordance with Chapter 607, Section 607.1103 of the Florida Business Corporation Act.

         THIRD:   That the Merger  Agreement was approved,  adopted,  certified, executed and acknowledged by U.S. Technologies, Inc. Acquisition Corporation and adopted by vote of two-thirds of the holders of shares entitled to vote thereon in accordance with Chapter 607, Section 607.1103 of the Florida Business Corporation Act.

         FOURTH: That the merger shall be effective on the date on which the Articles of Merger are filed with the Secretary of State of Florida.

         FIFTH:   That the surviving corporation shall be U.S. Technologies,
Inc.

         SIXTH:   That the Certificate of  Incorporation of the surviving
corporation  shall be its Certificate of Incorporation.

         SEVENTH: That a copy of the Merger Agreement attached hereto as Exhibit "A" will be on file at the principal place of business of U.S. Technologies, Inc., the address of which is 8160 Woodland Business Center, Waters Avenue, Tampa, Florida 33614 and that a copy of the Merger Agreement will be furnished by U.S. Technologies, Inc. on request and without cost to any shareholder of U.S. Technologies, Inc. or U.S. Technologies, Inc. Acquisition Corporation.

         EIGHTH: That U.S. Technologies, Inc. agrees that it may be served with process in

                                                                   EXHIBIT "B"

Florida in any proceeding for enforcement of any obligation of U.S. Technologies, Inc., as well as for enforcement of any obligation of U.S. Technologies, Inc. Acquisition Corporation, arising from the merger.

         IN WITNESS WHEREOF, U.S. Technologies, Inc. and U.S. Technologies, Inc. Acquisition Corporation have caused these Articles to be signed in their respective names by their respective presidents and their respective corporate seals to be hereunto affixed and attested by their respective secretaries on the 15th day of July 1996.


Witness:                             U.S. TECHNOLOGIES, INC.


   /s/ Lisa A. Shearman                  By:  /s/ Peter S. Steele
- -------------------------                     ------------------------
                                              Peter S. Steele, President


Witness:                             U.S. TECHNOLOGIES, INC.
                                     ACQUISITION CORPORATION


  /s/ Lisa A. Shearman                   By:  /s/ John J. Cadigan
- -------------------------                     ------------------------
                                              John J. Cadigan, President